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                                                                  EXHIBIT  10.11

                                 AMENDMENT NUMBER ONE
                                      (REVISED)

                                          TO

                                THE RETIREMENT PLAN OF

                          THE LONG ISLAND SAVINGS BANK, FSB

                               IN RSI RETIREMENT TRUST


Pursuant to Section 13.1 of The Retirement Plan of The Long Island Savings Bank, FSB in RSI Retirement Trust ("Plan"), the Plan is amended as follows, effective as of January 1, 1996, pursuant to a resolution of the Board of Directors of The Long Island Savings Bank, duly adopted on October 24, 1995:

1. ARTICLE I - Section 1.6 shall be amended by adding the phrase ", prior to January 1, 1996" immediately after the words "shall mean" in the first line thereof.

2. ARTICLE I - Section 1.6 shall be further amended by adding the following as the second paragraph therein, and the former second paragraph shall follow accordingly:

    Commencing January 1, 1996, Average Annual Earnings shall mean the Participant's average annual Compensation during the sixty (60) consecutive calendar months within the final one hundred-twenty (120) consecutive calendar months of the Participant's Credited Service affording the highest such average. In the event the Participant has less than sixty (60) months Credited Service, his total Credited Service and Compensation shall be used to compute such average.

1. ARTICLE VII - Section 7.2 shall be amended in its entirety to read as follows:

7.2 NORMAL RETIREMENT BENEFIT

    A Participant's right to his Accrued Benefit shall be fully vested at his Normal Retirement Age and, subject to the provisions of Section 9.10, such Participant shall be entitled to the payment of a Normal Retirement Benefit commencing on his Normal Retirement Date.

    For purposes of this Section 7.2, the phrase "Applicable Offset" shall have the meanings hereafter ascribed to them:

    (1) With respect to all Participants other than Participants included in Sections 7.2(b) and (c) below, the Applicable Offset equals one percent (1%) of such

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    Participant's Primary Social Security Benefit multiplied by the number of years and any fraction thereof of his Credited Service subsequent to December 31, 1985, up to a maximum of thirty (30) years.

(2) With respect to Participants who were participants of the Centereach Plan on December 31, 1985, the Applicable Offset equals one percent (1%) of such Participant's Primary Social Security Benefit multiplied by the number of years and any fraction thereof of his Credited Service up to a maximum of thirty (30) years.


(3) With respect to Participants who were participants of the Flushing Federal Plan on September 30, 1988, the Applicable Offset equals one percent (1%) of such Participant's Primary Social Security Benefit multiplied by the number of years and any fraction thereof of his Credited Service, up to the Maximum Total Service. The Maximum Total Service shall equal the remainder of thirty (30) minus the number of years and any fraction thereof of full-time employment with Flushing Federal Savings and Loan Association, which remainder shall equal no less than zero (0).

With respect to the following Participants who retire prior to January 1, 1996:

(a) With respect to all Participants other then Participants included in Sections 7.2(b) and (c) below, the annual Normal Retirement Benefit shall be equal to two percent (2%) of the Participant's Average Annual Earnings multiplied by the number of years and any fraction thereof of his Credited Service, up to a maximum of thirty (30) years, reduced by the Applicable Offset.

(b) With respect to Participants who were participants of the Centereach Plan on December 31, 1985, the Normal Retirement Benefit shall be the greater of
    (i) or (ii) below:

    (i) two percent (2%) of the Participant's Average Annual Earnings multiplied by the number of years and any fraction thereof of his Credited Service up to a maximum of thirty (30) years, reduced by the Applicable Offset.

    (ii) The accrued benefit preserved under Section 13.5.

(c) With respect to Participants who were participants of the Flushing Federal Plan on September 30, 1988, the Normal Retirement Benefit shall be the sum of (i) and (ii) below:

    (i) The accrued benefit under the Flushing Plan on September 30, 1988, adjusted to a Straight Life Annuity basis from a Period Certain and

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    Life Benefit with a period certain of one hundred-twenty (120) months.

    (ii) Two percent (2%) of the Participant's Average Annual Earnings multiplied by the number of years and any fraction thereof of his Credited Service, up to the Maximum Total Service, reduced by the Applicable Offset.

With respect to the following Participants who retire on or After January 1, 1996:

(d) (i) With respect to Participants who retire with fewer than thirty (30) years of Credited Service, and with respect to Participants who were participants of the Flushing Federal Plan on September 30, 1988, whose combined Credited Service with the Employer and the number of years and any fraction thereof of full-time employment with Flushing Federal Savings and Loan Association is fewer then thirty (30) years, the annual Normal Retirement Benefit shall be equal to:

         (A) with respect to all Participants other than Participants included in Section 7.2(d)(i)(B) below:

              (I)  the Accrued Benefit as of December 31, 1995, plus

              (II) one and one-half percent (1.5%) of the Participant's Average
                   Annual Earnings multiplied by the number of years and any fraction thereof of his Credited Service subsequent to December 31, 1995, reduced by one percent (1%) of his Primary Social Security Benefit multiplied by the number of years and any fraction thereof of his Credited Service subsequent to December 31, 1995.

         (B) with respect to Participants who were participants of the Flushing Federal Plan on September 30, 1988:

              (I) the accrued benefit under the Flushing Plan on September 30, 1988, adjusted to a Straight Life Annuity basis from a Period Certain and Life Benefit with a period certain of one hundred-twenty (120) months, plus

              (II) (1) two percent (2%) of the Participant's Average Annual Earnings as of December 31, 1995 multiplied by the number of years and any fraction thereof of his Credited

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                        Service as of December 31, 1995, plus

                   (2) one and one-half percent (1/5%) of the Participant's Average Annual Earnings multiplied by the number of years and any fraction thereof of his Credited Service subsequent to December 31, 1995, reduced by

                   (3)  the Applicable Offset.

(ii) With respect to Participants who retire with thirty (30) or more years of Credited Service, the annual Normal Retirement Benefit shall be equal to the greatest of subsection (d)(ii)(A), (B) or (C):

     (A) (I) two percent (2%) of the Participant's Average Annual Earnings as of December 31, 1995 multiplied by the number of years and any fraction thereof of his Credited Service as of December 31, 1995, up to a maximum of thirty (30) years, plus

         (II) one and one-half percent (1.5%) of the Participant's Average Annual Earnings upon his Termination of Service multiplied by the number of years and any fraction thereof of his Credited Service subsequent to December 31, 1995, up to a maximum of the remainder of thirty (30) minus the number of years and any fraction thereof of his Credited Service as of December 31, 1995, reduced by

        (III) the Applicable Offset, or

    (B) (I) two percent (2%) of the Participant's Average Annual Earnings as of December 31, 1995 multiplied by the number of years and any fraction thereof of his Credited Service as of December 31, 1995, up to a maximum of the remainder of thirty (30) minus the number of years and any fraction thereof of his Credited Service subsequent to December 31, 1995, plus

         (II) one and one-half percent (1.5%) of the Participant's Average Annual Earnings upon his Termination of Service multiplied by the number of years and any fraction thereof of his Credited Service subsequent to December 31, 1995, up to a maximum of thirty (30) years, reduced by

        (III) The Applicable Offset, or

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    (C)  the Accrued Benefit as of December 31, 1995.

    Notwithstanding the foregoing, a Participant's Normal Retirement Benefit shall not be less than the greater of (aa) the greatest Early Retirement Benefit which the Participant would have been entitled to receive had he retired at an earlier date, or (bb) the benefit preserved under Section 13.5.

4. ARTICLE VII - Section 7.4(d) shall be amended by adding the following as the new section 7.4(d)(ii), and the former Section 7.4(d)(ii) and all cross-references thereto shall be renumbered accordingly:

    (ii) if the Participant's Termination of Service with the Employer occurs on or after (A) January 1, 1996, (B) his attainment of age fifty-five
         (55) and (C) the sum of his attained age and Vested Service equals or exceeds seventy-five (75) years, his Early Retirement Benefit shall be equal to his Early Retirement Benefit deferred to his Normal Retirement Date reduced by .125% for each calendar month that the benefit payments commence prior to his Normal Retirement Date.

5. ARTICLE VII - Section 7.4(d)(iii), as renumbered hereunder, shall be further amended by adding the phrase "or (ii)" immediately after the phrase "Section 7.4(d)(i) in the first and second lines thereof.

6. ARTICLE XIII - Section 13.5 shall be amended by adding the following as the last paragraph therein:

    In no event shall an Employee who was a Participant under the Plan as in effect on December 31, 1995 receive a Retirement Benefit under the Plan which is less than the Retirement Benefit that would have been payable assuming (I) the Plan provisions immediately preceding January 1, 1996 had remained in effect until the Participant's Termination of Service, and (II) the Participant terminated service on December 31, 1995.

IN WITNESS WHEREOF, pursuant to a resolution of its Board of Directors duly adopted on October 24, 1995, The Long Island Savings Bank has adopted this Amendment, effective as of the date first written above.

                             THE LONG ISLAND SAVINGS BANK
                             By: /s/ John Tallota
                                -------------------------

                             Title: SR VP
                                    ---------------------

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    RESOLVED, that, effective January 1, 1997, or the date designated in writing by the Retirement Plan Committee, whichever is later (the "Effective Date"), The Long Island Savings Bank, FSB ("the Bank") shall, and hereby does, withdraw its "Plan of Participation" under the RSI Retirement Trust Agreement and Declaration of Trust (the "RSI Trust") in order to continue, through another funding agency, the employee benefit plan known, as of the date hereof, as "The Retirement Plan of the Long Island Savings Bank, FSB in RSI Retirement Trust" (the "Retirement Plan"), which plan, after such withdrawal, is intended to continue to be constituted as a plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, and that, effective upon such withdrawal, the Bank shall, and hereby does, terminate its adoption of the RSI Trust; and be it further

    RESOLVED, that the Authorized Officers be, and each hereby is, authorized and directed, on behalf of the Bank, to direct the trustees under the RSI Trust to transfer, effective as of the Effective Date, the "Plan Interest" (as defined under the RSI Trust) of the Bank's Plan of Participation, and any other assets of the Retirement Plan held in the RSI Trust, to a trust created pursuant to a certain trust agreement to be entered into by the Bank and C.G. Trust Company, as trustee, and to take such other action as may be deemed necessary or desirable in order to effectuate the withdrawal and termination of the Bank's Plan of Participation in, and adoption of, the RSI Trust; and be it further

    RESOLVED, that the Authorized Officers be, and each hereby is, authorized and directed to execute and deliver on behalf of the Bank any and all instruments or other documents, and to take such other action, as may be deemed necessary or desirable in connection with the retention or the disposition of the shares of common stock of Retirement System Group Inc. owned by the Retirement Plan; and be it further

    RESOLVED, that, effective as of the Effective Date, the Bank shall continue to maintain the Retirement Plan, as amended, on a separate and independent basis from the RSI Trust; and be it further

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    RESOLVED, that the Authorized Officers be, and each hereby is, authorized and directed to execute and deliver on behalf of the Bank such amendments to the Retirement Plan, to be effective as of the Effective Date, as the same shall deem as being necessary or desirable to reflect the withdrawal and termination of the Bank's Plan of Participation in, and adoption of, the RSI Trust, and the maintenance by the Bank of the Retirement Plan on a separate and independent basis, including, without limitation, to rename the Retirement Plan as "The Retirement Plan of the Long Island Savings Bank, FSB", to create a trust to fund the Retirement Plan and to provide for the administration of the Retirement Plan; and be it further

    RESOLVED, that, effective as of the Effective Date, C.G. Trust Company be, and hereby is, appointed as trustee of the Retirement Plan; and that the Authorized Officers be, and each hereby is, authorized and directed to negotiate the terms and conditions of an agreement of trust with respect to the assets of the Retirement Plan to be entered into between the Bank and C.G. Trust Company, as trustee, and to execute and deliver such agreement on behalf of the Bank; and be it further

    RESOLVED, that the designation of the Bank's Chief Financial Officer, Treasurer and Director of Administrative Services to serve as named fiduciaries of the Retirement Plan be, and hereby is, confirmed, and that such persons (collectively, the "Retirement Plan Committee") shall have all powers relating to plan administration, the establishment of investment guidelines and asset allocation strategies, the appointment and oversight of the actions of investment managers and investment advisors in respect of the investment of the assets of the Retirement Plan, and such other powers necessary or desirable in this regard to comply with the provisions of ERISA; and be it further

    RESOLVED, that for purposes of this resolution, the Authorized Officers shall be the Chairman and CEO, President and COO, each Executive Vice President, each Senior Vice President and each First Vice President.

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    I, ROGER TEURFS, Secretary of The Long Island Savings Bank, FSB, do certify that the above is a true and correct copy of a resolution adopted at a meeting of the Board of Directors duly convened and held on August 27, 1996, at which meeting a quorum was present and voting throughout.

    IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of August, 1996.



                                       /s/ Roger Teurfs
                                       ----------------
                                       Roger Teurfs, Corporate Secretary